Nature of Operations and Summary of Significant Accounting Policies	12 Months Ended
Jun. 29, 2011
Nature of Operations and Summary of Significant Accounting Policies
Nature of Operations and Summary of Significant Accounting Policies
1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Nature of Operations

We are principally engaged in the ownership, operation, development, and franchising of the Chili's Grill & Bar ("Chili's") and Maggiano's Little Italy ("Maggiano's") restaurant brands. At June 29, 2011, we owned, operated, or franchised 1,579 restaurants in the United States and 30 countries and two territories outside of the United States.

We sold On The Border Mexican Grill & Cantina ("On The Border") to OTB Acquisition LLC ("OTB Acquisition"), an affiliate of San Francisco-based Golden Gate Capital, in June 2010. We sold Romano's Macaroni Grill ("Macaroni Grill") to Mac Acquisition LLC ("Mac Acquisition"), also an affiliate of Golden Gate Capital, in December 2008 and we currently hold a 15.6% ownership interest in the new entity.

(b)	Basis of Presentation

Our consolidated financial statements include the accounts of Brinker International, Inc. and our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

We have a 52/53 week fiscal year ending on the last Wednesday in June. Fiscal years 2011 and 2009, which ended on June 29, 2011 and June 24, 2009, respectively, each contained 52 weeks. Fiscal year 2010 ended on June 30, 2010 and contained 53 weeks.

At the beginning of fiscal 2011, we began reporting certain labor and related expenses in a separate caption on the consolidated statements of income titled restaurant labor. All prior year amounts previously classified in restaurant expenses have been reclassified to conform to the fiscal 2011 presentation. Restaurant labor includes all compensation-related expenses, including benefits and incentive compensation, for restaurant team members at the general manager level and below. Labor-related expenses attributable to supervision above the individual restaurant level continue to be included in restaurant expenses. These reclassifications have no effect on our net income or financial position as previously reported.

Certain other prior year amounts in the accompanying consolidated financial statements have been reclassified to conform with fiscal 2011 presentation. These reclassifications have no effect on our net income or financial position as previously reported.

On The Border has been presented as discontinued operations in the consolidated financial statements. See Note 2 for additional disclosures. As a result of our retained interest and involvement in the ongoing operations, Macaroni Grill's operating results were included in continuing operations in the consolidated financial statements for fiscal 2009 (through the sale date of December 18, 2008).

(c)	Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and costs and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Revenue Recognition

We record revenue from the sale of food, beverages and alcohol as products are sold. Initial fees received from a franchisee to establish a new franchise are recognized as income when we have performed our obligations required to assist the franchisee in opening a new franchise restaurant, which is generally upon the opening of such restaurant. Continuing royalties, which are a percentage of net sales of franchised restaurants, are accrued as income when earned. Proceeds from the sale of gift cards are recorded as deferred revenue and recognized as income when the gift card is redeemed by the holder or the likelihood of redemption, based upon our historical redemption patterns, becomes remote.

(e)	Fair Value Measurements

Fair value is defined as the price that we would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants on the measurement date. In determining fair value, the accounting standards establish a three level hierarchy for inputs used in measuring fair value, as follows:

•	Level 1—inputs are quoted prices in active markets for identical assets or liabilities.

•	Level 2—inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities.

•	Level 3—inputs are unobservable and reflect our own assumptions.

(f)	Cash and Cash Equivalents

Our policy is to invest cash in excess of operating requirements in income-producing investments. Income-producing investments with original maturities of three months or less are reflected as cash equivalents.

(g)	Accounts Receivable

Accounts receivable, net of the allowance for doubtful accounts, represents their estimated net realizable value. Provisions for doubtful accounts are recorded based on management's judgment regarding our ability to collect as well as the age of the receivables. Accounts receivable are written off when they are deemed uncollectible.

(h)	Inventories

Inventories, which consist of food, beverages, and supplies, are stated at the lower of cost (weighted average cost method) or market.

(i)	Property and Equipment

Property and equipment is stated at cost. Buildings and leasehold improvements are depreciated using the straight-line method over the lesser of the life of the lease, including renewal options, or the estimated useful lives of the assets, which range from 5 to 20 years. Furniture and equipment are depreciated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 10 years. Routine repair and maintenance costs are expensed when incurred. Major replacements and improvements are capitalized.

We review the carrying amount of property and equipment semi-annually or when events or circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. We determine fair value based on projected discounted future operating cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. Impairment charges are included in other gains and charges in the consolidated statements of income.

(j)	Operating Leases

Rent expense for leases that contain scheduled rent increases is recognized on a straight-line basis over the lease term, including cancelable option periods where failure to exercise such options would result in an economic penalty such that the renewal appears reasonably assured. The straight-line rent calculation and rent expense includes the rent holiday period, which is the period of time between taking control of a leased site and the rent commencement date. Contingent rents are generally amounts due as a result of sales in excess of amounts stipulated in certain restaurant leases and are included in rent expense as they are incurred. Landlord contributions are recorded when received as a deferred rent liability and amortized as a reduction of rent expense on a straight-line basis over the lesser of the lease term, including renewal options, or 20 years.

(k)	Advertising

Advertising production costs are expensed in the period when the advertising first takes place. Other advertising costs are expensed as incurred. Advertising costs, net of advertising contributions from franchisees, were $80.2 million, $80.6 million and $103.5 million in fiscal 2011, 2010, and 2009, respectively, and are included in restaurant expenses in the consolidated statements of income.

(l)	Goodwill

Goodwill is not subject to amortization, but is tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill has been assigned to reporting units for purposes of impairment testing. Our two restaurant brands, Chili's and Maggiano's, are both reporting units and operating segments. We have established that the appropriate level to evaluate goodwill is at the operating segment level. The menu items, services offered and food preparation are virtually identical at each restaurant within the reporting unit and our targeted customer is consistent across each brand. We maintain a centralized purchasing department which manages all purchasing and distribution for our restaurants. In addition, contracts for our food supplies are negotiated at a consolidated level in order to secure the best prices and maintain similar quality across all of our brands. Local laws, regulations and other issues may result in slightly different legal and regulatory environments; however, the overall regulatory climate within and across our operating segments is quite similar. As such, we believe that aggregating components is appropriate for the evaluation of goodwill.

Goodwill impairment tests consist of a comparison of each reporting unit's fair value with its carrying value. We determine fair value based on a combination of market based values and projected discounted future operating cash flows of the restaurant brands using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. If the carrying value of a reporting unit exceeds its fair value, goodwill is written down to its implied fair value. We determined that there was no goodwill impairment during our annual test and no indicators of impairment were identified through the end of fiscal year 2011. See Note 5 for additional disclosures related to goodwill.

We have occasionally acquired restaurants from our franchisees. Goodwill from these acquisitions represents the excess of the cost of a business acquired over the net amounts assigned to assets acquired, including identifiable intangible assets, primarily reacquired franchise rights. In connection with the sale of restaurants, we have allocated goodwill from the reporting unit, or restaurant brand, to the disposal group in the determination of the gain or loss on the disposition. The allocation was based on the relative fair values of the disposal group and the portion of the reporting unit that was retained. We have recognized reacquired rights in connection with previous business combinations; however, we have not sold any restaurants acquired in those combinations. When we have disposed a restaurant brand and all related restaurants, the entire goodwill balance associated with the reporting unit or brand has been included in the disposal group for purposes of determining the gain or loss on the disposition.

(m)	Sales Taxes

Sales taxes collected from guests are excluded from revenues. The obligation is included in accrued liabilities until the taxes are remitted to the appropriate taxing authorities.

(n)	Self-Insurance Program

We utilize a paid loss self-insurance plan for health, general liability and workers' compensation coverage. Predetermined loss limits have been arranged with insurance companies to limit our per occurrence cash outlay. Accrued and other liabilities include the estimated incurred but unreported costs to settle unpaid claims and estimated future claims.

In December 2009, we dissolved our wholly-owned captive insurance company which allowed us to access $29.7 million of cash that was previously pledged as collateral and classified as restricted.

(o)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We record a liability for unrecognized tax benefits resulting from tax positions taken, or expected to be taken, in an income tax return. We recognize any interest and penalties related to unrecognized tax benefits in income tax expense. Tax reserves are evaluated and adjusted as appropriate, while taking into account the progress of audits of various taxing jurisdictions.

(p)	Stock-Based Compensation

We measure and recognize compensation cost at fair value for all share-based payments, including stock options. We record compensation expense using a graded-vesting schedule over the vesting period, or to the date on which retirement eligibility is achieved, if shorter (non-substantive vesting period approach).

Certain employees are eligible to receive stock options, performance shares, restricted stock and restricted stock units, while non-employee members of the Board of Directors are eligible to receive stock options, restricted stock and restricted stock units. Performance shares represent a right to receive shares of common stock upon satisfaction of performance goals or other specified metrics at the end of a three-year cycle. Performance shares are paid out in common stock and will be fully vested upon issuance. The fair value of performance shares is determined on the date of grant based on a Monte Carlo simulation model. The fair value of restricted stock and restricted stock units are based on our closing stock price on the date of grant.

Stock-based compensation expense from continuing operations totaled approximately $13.4 million, $15.8 million and $17.2 million for fiscal 2011, 2010 and 2009, respectively. The total income tax benefit recognized in the consolidated statements of income related to stock-based compensation expense from continuing operations was approximately $5.7 million, $5.3 million and $6.4 million during fiscal 2011, 2010 and 2009, respectively.

The weighted average fair values of option grants were $7.20, $6.04 and $5.52 during fiscal 2011, 2010 and 2009, respectively. The fair value of stock options is estimated using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2011	2010	2009
Expected volatility	55.6%	53.7%	37.8%
Risk-free interest rate	1.6%	2.5%	2.9%
Expected lives	5 years	5 years	5 years
Dividend yield	3.1%	3.1%	2.8%

Expected volatility and the expected life of stock options are based on historical experience. The risk-free rate is based on the yield of a Treasury Note with a term equal to the expected life of the stock options.

(q)	Preferred Stock

Our Board of Directors is authorized to provide for the issuance of 1.0 million preferred shares with a par value of $1.00 per share, in one or more series, and to fix the voting rights, liquidation preferences, dividend rates, conversion rights, redemption rights, and terms, including sinking fund provisions, and certain other rights and preferences. As of June 29, 2011, no preferred shares were issued.

(r)	Shareholders' Equity

Our Board of Directors has authorized a total of $2,885.0 million of share repurchases. Pursuant to our stock repurchase plan, we repurchased approximately 20.6 million shares of our common stock for $420.0 million during fiscal 2011. As of June 29, 2011, approximately $445 million was available under our share repurchase authorizations. Our stock repurchase plan has been and will be used to return capital to shareholders and to minimize the dilutive impact of stock options and other share-based awards. We evaluate potential share repurchases under our plan based on several factors, including our cash position, share price, operational liquidity, proceeds from divestitures, borrowings and planned investment and financing needs. Repurchased common stock is reflected as a reduction of shareholders' equity.

We paid dividends of $53.2 million, or $0.56 per share, to common stock shareholders during fiscal 2011, compared to $34.4 million, or $0.33 per share, in the prior year. Additionally, we declared a quarterly dividend of $11.6 million, or $0.14 per share, in June 2011 which was paid on June 30, 2011.

(s)	Comprehensive Income

Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Fiscal 2011 and 2010 comprehensive income consists of net income. Fiscal 2009 comprehensive income consists of net income, currency translation adjustments and a realized loss on currency translation adjustments related to the closure of international company-owned restaurants (see Note 4).

(t)	Net Income Per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the calculation of diluted net income per share, the basic weighted average number of shares is increased by the dilutive effect of stock options and restricted share awards, determined using the treasury stock method. We had approximately 1.7 million stock options and restricted share awards outstanding at June 29, 2011, 6.9 million stock options and restricted share awards outstanding at June 30, 2010, and 7.4 million stock options and restricted share awards outstanding at June 24, 2009 that were not included in the dilutive earnings per share calculation because the effect would have been antidilutive.

(u)	Segment Reporting

Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Two or more operating segments may be aggregated into a single operating segment if they have similar economic characteristics and are similar in the following areas:

•	The nature of products and services

•	Nature of production processes

•	Type or class of customer

•	Methods used to distribute products or provide services

•	The nature of the regulatory environment, if applicable

Our two brands have similar types of products, contracts, customers, and employees and all operate as full-service restaurants offering lunch and dinner in the casual-dining segment of the industry. In addition, we have similar long-term average margins across our brands. Therefore, we believe we meet the criteria for aggregating operating segments into a single reporting segment.